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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 31, 2002
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                                DSET CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

         New Jersey                      0-23611                           22-300022
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(State or Other Jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
       of Incorporation)

1160 US Highway 22 East
Bridgewater, New Jersey                                                      08807
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(Address of Principal Executive Offices)                                  (Zip Code)


Registrant's telephone number, including area code  (908) 526-7500
                                                  -----------------------------


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         (Former Name or Former Address, if Changed Since Last Report)




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         Item 2. Acquisition or Disposition of Assets.

         On January 31, 2002, DSET Corporation, a New Jersey corporation ("DSET"), completed its acquisition of ISPSoft Inc., a New Jersey corporation ("ISPSoft"). ISPSoft was a privately-held provider of software to assist telecommunications service providers and other enterprises manage their Internet protocol networks and services, a line of business that DSET currently intends to continue. In the acquisition, DSET Merger Corporation, a New Jersey corporation and wholly-owned subsidiary of DSET (the "Subsidiary"), merged with and into ISPSoft, followed immediately by the merger of ISPSoft with and into DSET (collectively, the "Merger") pursuant to the terms and conditions of an Agreement and Plan of Merger (the "Merger Agreement"), dated June 26, 2001, as amended, by and among DSET, the Subsidiary and ISPSoft. The Merger is intended to qualify as reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. The description contained in this Item 2 of the transactions consummated pursuant to the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated by reference herein.

         Upon the consummation of the Merger, DSET received all of the outstanding capital stock of ISPSoft and retired or assumed certain debts for the following consideration: (a) the former shareholders of ISPSoft received an aggregate of 2,281,143 newly-issued shares of DSET Common Stock, no par value;
(b) certain of such shareholders may be entitled to receive up to an additional aggregate of $500,000 in cash or registered shares of DSET Common Stock subject to certain limitations and the satisfaction of certain net revenue milestones, all as set forth in the Merger Agreement; (c) certain shareholders or note holders of ISPSoft received an aggregate cash payment of $1,525,000 (such cash payments were made from DSET's existing working capital cash balances); and (d) certain note holders of ISPSoft received notes from DSET in an aggregate amount of $800,000.

         As further consideration, DSET assumed each issued and outstanding option for the purchase of Common Stock of ISPSoft and converted each such option into options to acquire shares of DSET Common Stock. The aggregate amount of shares of DSET's Common Stock to be issued upon exercise of such options is 241,483 shares, with a weighted average exercise price of $1.97 per share.

         The principles followed in determining the amount of consideration paid in the Merger were based upon negotiations between unaffiliated parties and consideration was given to, among other factors: (i) the financial and operating performance and prospects of DSET and ISPSoft; (ii) draft pro forma financial statements of DSET which reflect the financial position and prospects of DSET after giving effect to the Merger; (iii) the report of DSET's independent financial advisor with respect to the Merger; and (iv) proposed tax treatment to be accorded the Merger. Prior to the Merger, there were no material relationships between ISPSoft or its shareholders and DSET or any of DSET's affiliates, any director or officer of DSET, or any associate of such director or officer other than that in anticipation of the Merger, DSET loaned ISPSoft up to an aggregate of $4,400,000 through January 31, 2002. Certain directors and officers of ISPSoft prior to the Merger continued as directors and/or officers of DSET subsequent to the Merger, all as set forth in the Merger Agreement.

         Pursuant to an Escrow Agreement, dated as of January 31, 2002, by and among DSET, certain shareholders of ISPSoft and American Stock Transfer & Trust Company, approximately ten percent (10%), of the shares issued in the Merger are being held in escrow for a twelve (12) month period in the event of any breach of representations or warranties and to secure certain indemnification rights that DSET has under the Merger Agreement. The escrow amount shall be DSET's sole and exclusive remedy for any breach of representations, warranties or covenants of ISPSoft or its shareholders, absent actual fraud or intentional wrongdoing. The Escrow Agreement is incorporated by reference herein.

         The shares of DSET Common Stock issued or to be issued to the prior shareholders of ISPSoft in connection with the Merger are registered on a Registration Statement on Form S-4 (File No. 333-65898). The Registration Statement on Form S-4 was declared effective on December 20, 2001. Shares of DSET Common Stock underlying options assumed in the Merger will also be registered with the Securities and Exchange Commission.

         A copy of the press release announcing the consummation of the Merger is incorporated herein by reference and attached hereto as Exhibit 99.1.




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         Item 7. Financial Statements, Pro Forma Financial Information and
                 Exhibits.

         (a) Financial Statements of Business Acquired.

         The audited balance sheets of ISPSoft Inc. (a Development Stage Company) as of December 31, 2000, and 1999, and the related statements of operations, stockholders' equity (deficiency) and cash flows, for the year ended December 31, 2000 and for the period March 30, 1999 (date of inception) to December 31, 1999 and for the period from March 30, 1999 (date of inception) to December 31, 2000, and the notes related thereto, and the Independent Auditors' Report thereon, as well as the unaudited balance sheets of ISPSoft Inc. (a Development Stage Company) as of September 30, 2001 and 2000, and the related statements of operations, stockholders' equity (deficiency) and cash flows, for the nine months ended September 30, 2001 and 2000 are set forth at pages F-1 through F-32 of the joint proxy statement/prospectus contained in DSET's Registration Statement on Form S-4 (File No. 333-65898). Such balance sheets, statements of operations, stockholders' equity (deficiency) and cash flows and notes set forth at such pages are incorporated herein by reference and are attached hereto as Exhibit 99.2.

         (b) Pro Forma Financial Information.

         The unaudited pro forma balance sheet as of September 30, 2001, the unaudited pro forma statement of operations for the nine months ended September 30, 2001, the unaudited pro forma statement of operations for the year ended December 31, 2000 for DSET Corporation and Subsidiaries and the notes related thereto are set forth at pages 132 through 137 of the joint proxy statement/prospectus contained in DSET's Registration Statement on Form S-4 (File No. 333-65898). Such balance sheet, statements of operation and notes related thereto are attached hereto as Exhibit 99.3.

         (c) Exhibits.

             +2.1 Agreement and Plan of Merger, dated June 26, 2001, as amended, by and among DSET Corporation, DSET Merger Corporation and ISPSoft Inc.*

             23.1 Consent of Amper, Politziner Mattia P.A. (relating to the financial statements for ISPSoft Inc.).

             99.1 Press Release dated January 31, 2002, regarding the consummation of the acquisition.

             99.2  Financial Statements of ISPSoft, Inc.

             99.3 The unaudited pro forma balance sheet as of September 30, 2001, the unaudited pro forma statement of operations for the nine months ended September 30, 2001, the unaudited pro forma statement of operations for the year ended December 31, 2000 for DSET Corporation and Subsidiaries and the notes related thereto.

         + This Exhibit is incorporated by reference bearing the same number filed with DSET's Registration Statement on Form S-4 (File No. 333-65898), which the Securities and Exchange Commission declared effective on December 20, 2001.

         * Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and exhibits to this document are not being filed herewith because DSET believes that the information contained therein is not material. DSET agrees to furnish supplementally a copy of any schedule or exhibit to the Securities and Exchange Commission.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DSET Corporation.


                                         By:    /s/ Bruce M. Crowell
                                                --------------------------------
                                         Name:  Bruce M. Crowell
                                         Title: Chief Financial Officer


February 7, 2002


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